EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Jensyn Acquisition Corp. (the “Company”) for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Jeffrey Raymond, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2019

By:	/s/ Jeffrey Raymond
Jeffrey Raymond, President and Chief Executive Officer
(Principal Executive Officer)